 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2018

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

On July 23, 2018, American Finance Trust, Inc. (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement to its prospectus dated July 20, 2018, which was included in its automatic shelf registration statement on Form S-3 (File No. 333-226252), relating to the possible resale from time to time by the selling stockholders named therein of an aggregate of 1,083,111 shares of the Company’s Class A common stock, par value $0.01 per share, which were issued by the Company (i) upon the conversion of 1,052,420 limited partnership interests entitled “Class B Units” in American Finance Operating Partnership, L.P., a Delaware limited partnership that is the Company’s operating partnership of which the Company is the sole general partner (the “OP”), into an equal number of limited partnership interests in the OP entitled “Class A Units” (“Class A units”), and the redemption of those Class A units for an equal number of shares of Class A common stock, and (ii) upon the redemption of 30,691 Class A units for an equal number of shares of Class A common stock. The Company will not receive any proceeds from any sale of shares of the Company’s Class A common stock by the selling stockholders. Each of the selling stockholders is or has been a member, officer or employee of the Company’s external advisor or its affiliates.

The Company registered the shares of Class A common stock covered by the prospectus supplement in accordance with its obligations under the agreement of limited partnership of the OP. This registration does not mean any or all of the shares of Class A common stock will be sold by the selling stockholders.

An opinion of the Company’s counsel, Venable LLP, regarding the legality of the shares of Class A common stock covered by the prospectus supplement described above is filed as Exhibit 5.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of the state.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Venable LLP regarding legality of the shares being registered

23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Finance Trust, Inc.

Date: July 23, 2018	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chairman, Chief Executive Officer and President